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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      DATE OF REPORT (date of earliest event reported): September 10, 1999



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



          DELAWARE                       0-26071                06-1447017
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)         Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)





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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On September 10, 1999, EDGAR Online, Inc., a Delaware corporation (the "Company") acquired FreeEDGAR.com, Inc. ("FreeEDGAR") pursuant to the terms and conditions of an Agreement and Plan of Merger ("Merger Agreement"), providing for the merger of the Company's wholly-owned subsidiary FreeEDGAR Acquisition Corp. with and into FreeEDGAR, with FreeEDGAR as the surviving corporation. Pursuant to the Merger Agreement, the Company is required to issue (or reserve for issuance on exercise of outstanding vested options and warrants) 950,000 shares of its common stock, par value $0.01 in exchange for the outstanding securities of FreeEDGAR. The Merger is intended to be a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986.

     FreeEDGAR develops products that automatically structure and deliver financial data to analysts and investors by transforming flat text and HTML formats into interactive data analysis and interpretation tools. FreeEDGAR's web site provides access to indexed EDGAR filings, a watch list service with e-mail alerts for targeted companies and instant financial table downloads into Excel spreadsheets. The Company intends to continue to use the assets acquired in connection with its existing business.

     The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein. A copy of the press release, dated September 13, 1999, issued by the Company, relating to the above-described transaction is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired.

              The required financial statements will be filed by amendment not later than 60 days after September 25, 1999.

              The required pro-forma financial statements will be filed by amendment not later than 60 days after September 25, 1999.

         (b)  Exhibits.

              2.1 Agreement and Plan of Merger dated as of September 10, 1999 among EDGAR Online, Inc., FreeEDGAR Acquisition Corp. and FreeEDGAR.com, Inc.

              99.1 Press Release of Registrant, dated September 13, 1999.













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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its beha f by the undersigned hereunto duly authorized.


                                      EDGAR Online, Inc.



Dated:  September 24, 1999            By: /s/ Tom Vos
                                          ------------------------------
                                          Tom Vos
                                          President and Chief Operating Officer











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                                  EXHIBIT INDEX


Exhibit
Number        Description of Document
------        -----------------------

2.1 Agreement and Plan of Merger dated as of September 10, 1999 among EDGAR Online, Inc., FreeEDGAR Acquisition Corp. and FreeEDGAR.com, Inc.

99.1          Press Release of Registrant, dated September 13, 1999.